Exhibit 99.2

BOARD OF GOVERNORS OF THE

FEDERAL RESERVE SYSTEM

Washington, D. C. 20551

FORM 10-KSB/A

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For fiscal year ended December 31, 2004

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For transition period from                      to

Albemarle First Bank

(Name of small business issuer in its charter)

Virginia	54-1882473
(State or other jurisdiction of incorporation or organization)	I.R.S. Employer Identification No.)

1265 Seminole Trail

P. O. Box 7704

Charlottesville, Virginia 22906

(Address of principal executive offices) (Zip Code)

(434) 973-1664

(Issuer’s telephone number)

Securities registered under Section 12(b) of the Exchange Act:

NONE

Securities registered under Section 12(g) of the Exchange Act:

COMMON STOCK, $4 PAR VALUE

Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirement for the past 90 days. Yes ☒  No  ☐

Check if no disclosure of delinquent filers in response to Item 405 of Regulation S-B is contained in this form, and no disclosure will be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☒

The issuer’s revenues for its most recent fiscal year were $6,490,696.

The aggregate market value of the voting and non-voting common equity, consisting solely of common stock, held by non-affiliates of the issuer computed by reference to the closing price of such stock was $19,582,456 as of March 16, 2005.

The number of shares of outstanding common stock of the issuer as of March 16, 2005 is 1,601,182.

TRANSITIONAL SMALL BUSINESS DISCLOSURE FORMAT: YES ☐  NO  ☒

EXPLANATORY NOTE:

This amendment on Form 10-KSB/A amends Albemarle First Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as initially filed with the Board of Governors of the Federal Reserve System on March 30, 2005, and is being filed to include the Items comprising the Part III information because the Bank’s definitive proxy statement will not be filed within 120 days of the Bank’s fiscal year end, as provided in Instruction E(3) to Form 10-KSB.

Albemarle First Bank

10-KSB/A

PART III

ITEM 9.	DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Directors Of The Registrant

Name (Age)	Principal Occupation During Past Five Years	Director Since
Frank D. Cox, Jr. (56)	Engineer, President The Cox Company Charlottesville, Virginia	1998

Charles W. Gross (73)	Medical Doctor, Professor of Otolaryngology University of Virginia Charlottesville, Virginia	1998

John K. Taggart, III (61)	Attorney, Partner Tremblay & Smith Charlottesville, Virginia	1998

R. Craig Wood (52)	Attorney, Managing Partner McGuire Woods, LLP Charlottesville, Virginia	1998

Thomas M. Boyd, Jr. (65)	President and CEO, Albemarle First Bank, since March 2002; Vice Chairman and CEO, Southside Bank, Tappahannock, Virginia, September 2001 to March 2002; President and CEO, Southside Bank, Tappahannock, Virginia, April 1982 to September 2001; President and CEO, Eastern Virginia Bankshares (holding company for Southside Bank), January 1998 to April 2001	2002

James A. Fernald, III (54)	Director of Marketing and General Sales Manager Virginia Broadcasting Corporation, Charlottesville, Virginia	1998

Thomas L. Beasley (61)	Principal Blue Ridge Services, Charlottesville, Virginia	1998

J. Clark Diehl, III (50)	Principal & Vice President Chips, Inc. Troy, Virginia	1998

Laurence C. Pettit, Jr. (69)	Professor, McIntire School of Commerce University of Virginia Charlottesville, Virginia	1999

William U. Henderson (54)	Officer & Director Henderson & Everett, P.C. Charlottesville, Virginia	2004

Executive Officers Of The Registrant Who Are Not Directors

Name (Age)	Current Position with Bank (Officer Since)	Previous Principal Occupation During Past Five Years
C.L. Scott Cooke (64)	Executive Vice President (2001)	Business Relations Manager, Electronic Data Systems, Centreville, VA, February 1998 to November 2001

Kenneth J. Potter (35)	Vice President & Chief Financial Officer (2004)	Vice President & Controller, Guaranty Bank, Charlottesville, Virginia, May 2001 to January 2004; Vice President & Audit Manager, Deutsche Banc Alex Brown, Inc, Baltimore, Maryland, September 1996 to May 2001

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Bank’s directors and executive officers and persons who beneficially own more than 10% of the Bank’s Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Federal Reserve Board of Governors. Such persons are required by Federal Reserve regulation to furnish the Bank with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such reports furnished to the Bank, the Bank believes that all applicable Section 16(a) filing requirements were satisfied for events and transactions that occurred during the year ended December 31, 2004.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics that applies to our directors and to all our executive officers, including without limitation our principal executive officer and principal financial officer. A copy of our Code of Ethics will be provided without charge to any person upon request. Requests for copies should be directed by mail to Kenneth Potter, at Albemarle First Bank, Post Office Box 7704, Charlottesville, VA 22906 or by telephone to (434) 973-1164.

Audit Committee

Our Board of Directors has a standing audit committee, which currently consists of the following directors Frank D. Cox, Jr., William U. Henderson and Charles W. Gross, each of whom is considered an “independent director” within the applicable Securities and Exchange Commission regulations and the listing standards of the NASDAQ Stock Market for audit committee purposes. Our Board of Directors has determined that William U. Henderson is an “audit committee financial expert” as that term is defined in the Securities and Exchange Commission’s rules.

ITEM 10.	EXECUTIVE COMPENSATION

Executive Compensation

The following table presents the annual compensation of the Bank’s Chief Executive Officer for the years ended December 31, 2004, 2003, and 2002. No other executive officer of the Bank earned compensation in excess of $100,000 for the year ended December 31, 2004.

Summary Compensation Table

Name and Principal Position	Annual Compensation (1)						Long-term Compensation	All Other Compensation (4)
	Year		Salary		Bonus		Securities Underlying Options/SARs (3)
Thomas M. Boyd, Jr. President and Chief Executive Officer	2004 2003 2002	(2)	$ $ $	133,980 132,000 101,539	$ $ $	2,800 6,000 8,219	5,000 — —	$ $ $	5,347 4,745 9,069

(1)	While Mr. Boyd received certain perquisites or other personal benefits in the years shown, the value of the benefits received did not exceed the lesser of either $50,000 or 10% of his total annual salary and bonus for any year reported.

(2)	Mr. Boyd joined the Bank as President and Chief Executive Officer, effective March 1, 2002. No one else served as Chief Executive Officer of the Bank during 2002.

(3)	In 2004, the Bank granted Mr. Boyd 5,000 qualified options from the 1999 Incentive Stock Option Plan.

(4)	Consists of 401(k) employer match of $2,031 and moving expenses of $6,188 in 2002, and of a 401(k) employer match and discretionary contributions totaling $4,745, and $5,347 in 2003 and 2004, respectively.

Stock Option Grants in 2004

Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in 2004	Exercise Price per Share	Expiration Date	Potential Realizable Value (1)
					5%	10%
Thomas M. Boyd, Jr.	5,000	100%	$10.00	2/2/2014	29,327	76,315

(1)	Potential realizable value of the stock price on the grant date at the assumed annual rates of appreciation indicated, based on actual option term (10 years) and annual compounding, less cost of shares at exercise price.

Stock Option Exercises in 2004 and Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the Money Options at December 31, 2004 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas M. Boyd, Jr.	1,000	$1,450	4,000	—	$5,600	—

(1)	Calculated by subtracting the exercise price from $11.40, the fair market value of the stock at December 31, 2004 (the closing price of the Bank’s common stock as reported by NASDAQ).

Employment Agreement

Thomas M. Boyd, Jr., who has served as the Bank’s President and Chief Executive Officer since March 1, 2002, serves under an employment agreement with the Bank that became effective February 1, 2004. The employment agreement is for a term ending March 1, 2006. Unless the Board gives notice at least six months prior to the expiration of the agreement of its intent not to renew the agreement, the agreement will automatically renew for an additional one-year term. The agreement provides that Mr. Boyd will receive a base salary of $132,000 per annum, subject to annual increases by the Board of Directors. Mr. Boyd is also entitled to participate in the other bonus, deferred compensation, retirement, benefit plans and fringe benefits offered to employees of the Bank. The agreement also provides for an award of options to purchase 5,000 shares of the Bank’s stock, which award was made as of February 1, 2004. If, during the term of the agreement, Mr. Boyd’s employment is terminated without cause (as defined in the agreement), Mr. Boyd will be entitled to continue receiving his salary and benefits until the earlier of one year after such termination or two years from the effective date of the agreement. In the event of a termination of Mr. Boyd’s employment agreement, either voluntarily or involuntarily, in connection with a “change of control” (as defined in the agreement), Mr. Boyd will receive severance pay in an amount equal to one year’s base salary at his then current salary. The agreement also contains non-competition covenants for a period of one year following any termination of Mr. Boyd’s employment. The complete employment agreement with Mr. Boyd is contained in Exhibit 10.4 and incorporated herein by reference.

Directors’ Compensation

For the year 2005, non-employee directors will receive semi-annually a retainer fee of $2,500 for their board service, provided the director attends at least seventy-five percent of the regularly scheduled board meetings held during the six-month period. For the year 2004, all non-employee directors received a semi-annual retainer fee of $2,500 for their board service.

Each non-employee director is also eligible to receive awards of stock options under the Bank’s 1999 Stock Option Plan, as amended in 2004. On May 12, 2004, the Board of Directors granted 5,000 options to Laurence C. Pettit, Jr. at an exercise price of $10.00.

ITEM 11.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of April 18, 2005 the beneficial ownership of those persons known to the Bank to be the beneficial owners of more than 5% of the Bank’s common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Richard T. Spurzem P. O. Drawer R Charlottesville, Virginia 22903	136,220	(2)	8.57%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within sixty days.

(2)	Includes 800 shares of common stock that are subject to currently exercisable warrants.

The following sets forth as of April 18, 2005, the beneficial ownership of the Bank’s common stock of each director, certain executive officers and by all directors and executive officers as a group.

Name	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Thomas L. Beasley	58,700	(2)	3.61%
Thomas M. Boyd, Jr.	6,850	(3)	*
Frank D. Cox, Jr.	29,800	(4)	1.85%
J. Clark Diehl, III	40,600		2.54%
James A. Fernald, III	33,100	(5)	2.05%
Charles W. Gross	34,900	(6)	2.16%
William U. Henderson	1,000		*
Laurence C. Pettit, Jr.	28,250	(7)	1.75%
John K. Taggart, III	28,150	(8)	1.74%
R. Craig Wood	22,200	(9)	1.38%

All executive officers and directors as a group (10 persons)	283,550		16.66%

*	Represents less than 1% of the total 1,601,182 shares outstanding as of [April 18, 2005].

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership within sixty days. All shares indicated in the above table are subject to the sole investment and voting power of the identified director or officer, except as otherwise set forth in the footnotes below.

(2)	Includes 10,000 shares that Mr. Beasley has the right to acquire through the exercise of stock options and 16,900 shares he has the right to acquire through the exercise of warrants.

(3)	Includes 4,000 shares Mr. Boyd has the right to acquire through the exercise of stock options.

(4)	Includes 12,500 shares that Mr. Cox has the right to acquire through the exercise of stock options.

(5)	Includes 9,000 shares that Mr. Fernald has the right to acquire through the exercise of stock options and 2,000 shares he has the right to acquire through the exercise of warrants.

(6)	Includes 12,500 shares that Dr. Gross has the right to acquire through the exercise of stock options.

(7)	Includes 5,000 shares that Mr. Pettit has the right to acquire through the exercise of stock options and 6,500 he has the right to acquire through the exercise of warrants.

(8)	Includes 12,500 shares that Mr. Taggart has the right to acquire through the exercise of stock options.

(9)	Includes 10,000 shares that Mr. Wood has the right to acquire through the exercise of stock options.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2004 with respect to certain compensation plans under which equity securities of the Bank are authorized for issuance.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Plan Category
Equity compensation plans approved by shareholders(1)	91,800	$10.00	171,200
Equity compensation plans not approved by shareholders	—	—	—

Total	91,800	$10.00	171,200

(1)	All information relates to the 1999 Stock Option Plan as amended in 2004.

1999 Stock Option Plan

On May 13, 1999, our Board of Directors adopted and on June 29, 1999, our shareholders approved, a stock option plan for the granting of common stock options to non-employee directors totaling 89,500 and to our officers and employees totaling 45,000. On May 12, 2004, our shareholders approved an amendment to the 1999 stock option plan, increasing the number of options available for grant to non-employee directors to 125,000 and the options available to officers and employees to 150,000. Both incentive stock options and non-qualified stock options may be granted under the plan as amended. The exercise price of each option awarded equals the market price of the common stock on the date of the option grant, and an option’s maximum exercise term is 10 years. On July 15, 1999, the Board of Directors granted 89,500 non-qualified options to non-employee directors and 24,750 incentive stock options to employees. On January 18, 2001, the board granted an additional 9,000 incentive stock options to employees under the same criteria as the 1999 stock option awards. The exercise price of each option granted in 1999 and 2001 was $10.00. On February 2, 2004, the Board of Directors granted 5,000 options to employees at an exercise price of $9.68, and on May 12, 2004 the Board of Directors granted 5,000 options to non-employee directors at an exercise price of $10.00. All outstanding options granted under the 1999 stock option plan were exercisable as of December 31, 2004. As of December 31, 2004, 11,000 of the options awarded to directors in 1999 had been exercised, and 2,000 of these options had been forfeited. At year-end, 1,000 incentive stock options had been exercised and 27,450 incentive stock options had been forfeited.

ITEM 12.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Officers and Directors. The Bank currently has, and expects to have in the future, banking transactions in the ordinary course of business with its directors, principal officers and their associates. All transactions with directors, principal officers and their associates were made in the ordinary course of the Bank’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and have not involved more than normal risks of collectibility or presented other unfavorable features to the Bank.

Business Relationships and Transactions with Management and Directors. The Bank has engaged the services of Blue Ridge Services, which is owned by director Thomas L. Beasley, to provide ongoing maintenance and to acquire equipment for the Bank’s offices. Total amounts paid to Blue Ridge Services were $9,924 in 2004 and $47,470 in 2003.

ITEM 13.	EXHIBITS

Exhibits

The following exhibits are filed as part of this Form 10-KSB/A:

Exhibit No.		Description of Exhibits

3.1		Articles of Incorporation of Albemarle First Bank (incorporated by reference to Exhibit E-1 to Form 10-SB filed May 1, 2000)

3.2		Bylaws of Albemarle First Bank (incorporated by reference to Exhibit E-2 to Form 10-SB filed May 1, 2000)

10.3	*	Albemarle First Bank 1999 Stock Option Plan (incorporated by reference to Exhibit E-4 to Form 10-SB filed May 1, 2000)

10.3.1	*	Albemarle First Bank Form of Non-Qualified Stock Option Agreement for a director (filed with 10-KSB)

10.3.2	*	Albemarle First Bank Form of Non-Qualified Incentive Stock Option Agreement for an employee (filed with 10-KSB)

10.3.3	*	Albemarle First Bank Form of Non-Qualified Incentive Stock Option Agreement for an employee-director (filed with 10-KSB)

10.3.4	*	Albemarle First Bank Form of Qualified Incentive Stock Option Agreement for an employee (filed with 10-KSB)

10.4	*	Employment Agreement by and between Albemarle First Bank and Thomas M. Boyd, Jr., effective January 1, 2004 (filed herewith)

10.5	*	Schedule of Albemarle First Bank Non-Employee Directors’ Annual Compensation (filed with 10-KSB)

10.6	*	Schedule of 2005 Base Salaries for Named Executive Officers of Albemarle First Bank (filed with 10-KSB)

13		Our audited financial statements for the years ended December 31, 2004 (filed with 10-KSB)

21		Subsidiaries (filed with 10-KSB)

31.1		Certification of our Chief Executive Officer pursuant to Rule 13a-14(a) (filed with 10-KSB)

31.2		Certification of our Chief Financial Officer pursuant to Rule 13a-14(a) (filed with 10-KSB)

32		Certifications of our Chief Executive Officer and Chief Financial Officer pursuant to Rule 18 U.S.C. Section 1350 (filed with 10-KSB)

* - Denotes management contracts and compensatory plans and arrangements.

ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents the fees for professional audit services rendered by: Larrowe & Company for the audit of the Bank’s annual financial statements for the years ended December 31, 2003 and 2004, and fees billed for other services rendered by Larrowe & Company during those periods. All services reflected in the following fee table for 2004 and 2003 were pre-approved in accordance with the policy of the Audit Committee of the Board of Directors.

2004
Audit fees	$39,397
Audit-related fees	$7,749
Tax fees (1)	$1,575
All other fees	$—

2003
Audit fees	$32,749
Audit-related fees	$13,211
Tax fees (1)	$1,500
All other fees	$—

(1)	Tax fees for 2004 and 2003 primarily consisted of completing the Bank’s Federal income tax return.

The Audit Committee considers the provision of the non-audit services mentioned above compatible with the maintenance of the Bank’s principal accountant’s independence during 2004 and 2003.

AUDIT COMMITTEE PRE-APPROVAL POLICY

Pursuant to the terms of the Bank’s Audit Committee Charter, the Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Bank’s independent accountants. The Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent accountants in order to assure that the provisions of such services does not impair the accountants’ independence. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

SIGNATURES

In accordance with the requirements of Section 13 or 15(d) of the Exchange Act, the registrant caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALBEMARLE FIRST BANK

Date: April 29, 2005	/s/ THOMAS M. BOYD, JR.
Thomas M. Boyd, Jr.
President and Chief Executive Officer

Date: April 29, 2005	/s/ KENNETH J. POTTER
Kenneth J. Potter
Vice President and Chief Financial Officer

In accordance with the Exchange Act, this amended report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ THOMAS L. BEASLEY Thomas L. Beasley	Director	April 29, 2005

/s/ THOMAS M. BOYD, JR. Thomas M. Boyd, Jr.	President, Chief Executive Officer and Director	April 29, 2005

/s/ FRANK D. COX, JR. Frank D. Cox, Jr.	Director	April 29, 2005

/s/ J. CLARK DIEHL, III J. Clark Diehl, III	Director	April 29, 2005

/s/ JAMES A. FERNALD, III James A. Fernald, III	Director	April 29, 2005

/s/ CHARLES W. GROSS Charles W. Gross	Director	April 29, 2005

/s/ WILLIAM U. HENDERSON William U. Henderson	Director	April 29, 2005

/s/ LAURENCE C. PETTIT, JR. Laurence C. Pettit, Jr.	Director	April 29, 2005

/s/ KENNETH J. POTTER Kenneth J. Potter	Vice President and Chief Financial Officer (principal financial and accounting officer)	April 29, 2005

/s/ JOHN K. TAGGART, III John K. Taggart, III	Director	April 29, 2005

/s/ R. CRAIG WOOD R. Craig Wood	Director	April 29, 2005

EXHIBIT 10.4

Employment Agreement with Thomas M. Boyd

EMPLOYMENT AGREEMENT

THIS AGREEMENT is entered into as of January 1, 2004, by and between ALBEMARLE FIRST BANK, INC., a Virginia banking corporation (hereinafter referred to as the “Bank”) and Thomas M. Boyd, Jr. (hereinafter referred to as the “Officer”). This Agreement supercedes and replaces any prior agreements, which are hereby nullified.

For and in consideration of their mutual promises, covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties agree as follows:

1. Employment. The Bank agrees to employ the Officer and the Officer agrees to continue employment upon the terms and conditions stated herein as the President and Chief Executive Officer of the Bank. The term of this Agreement shall begin on February 1, 2004, and shall end on March 1, 2006. The Officer shall render such administrative and management services to the Bank as are customarily performed by persons situated in a similar executive capacity. The Officer shall serve on the Board of Directors during the term of his employment. The Officer shall promote the business of the Bank and perform such other duties as shall, from time to time, be reasonably assigned by the Board of Directors of the Bank (the “Directors”). The Officer shall periodically disclose all business activities or commercial pursuits in which Officer is engaged, other than Bank duties.

2. Compensation. The Bank shall pay the Officer during the term of this Agreement, as compensation for all services rendered by him to the Bank, a base salary at the rate of $132,000 per annum, effective January 1, 2004, payable not less frequently than monthly. The rate of such salary shall be reviewed by the Directors not less often than annually and if increased, shall not be decreased during the term of this Agreement. In determining salary increases, the Directors shall compensate the Officer for increases in the cost of living and may also provide for performance or merit increases. Participation in the Bank’s incentive compensation, deferred compensation, discretionary bonus, profit-sharing, retirement and other employee benefit plans and receipt of any fringe benefits shall not reduce the salary payable to the Officer under this Paragraph without the Officer’s prior written consent. Any payments made under this Agreement shall be subject to such deductions as are required by law or regulation or as may be agreed to by the Bank and the Officer.

3. Discretionary Bonuses. During the term of this Agreement, the Officer shall be entitled, in an equitable manner with all other key management personnel of the Bank, to such discretionary bonuses as may be authorized, declared and paid by the Directors to the Bank’s key management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Officer’s right to such discretionary bonuses when and as declared by the Directors. The Officer shall be and hereby is awarded 5,000 grants of stock options under the Employee Stock Option Plan on the effective date of this Agreement, to be valued at the fair market value on that date as further set forth in the Stock Option Plan.

4. Participation in Retirement and Employee Benefit Plans; Fringe Benefits.

(a) The Officer shall be entitled to participate in any plan relating to deferred compensation, stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Bank has adopted, or may, from time to time adopt, for the benefit of its executive employees and for employees generally, subject to the eligibility rules of such plans.

(b) The Officer shall be entitled to participate in any other fringe benefits which are now or may be or become applicable to the Bank’s executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations, including reimbursement for spousal travel, room and meals, and any other benefits which are commensurate with the duties and responsibilities to be performed by the Officer under this Agreement. Additionally, the Officer shall be entitled to such vacation and sick leave as shall be established under uniform employee policies promulgated by the Directors. The Bank shall reimburse the Officer for all out-of-pocket reasonable and necessary business expenses, which the Officer may incur in connection with his services on behalf of the Bank.

5. Term. The Term of the Contract shall be for two years, or for one year from the date the Board of Directors gives the Officer a written Notice of Termination, or immediately if the Contract terminates in accordance with Paragraph 8 below, whichever occurs soonest. Unless the Directors give notice to terminate at least 6 months before the expiration of the term of the Agreement, the Agreement shall automatically extend for another term of one year from the expiration date. In the event the Directors give Officer a Notice of Termination other than a notice to allow the Agreement to expire, the Directors shall inform the Officer in writing of the reasons for termination, and if in the sole discretion of the Directors the reasons are cured within 120 days, the Directors will at such time rescind the Notice of Termination. The Officer agrees to give his best and exclusive services to the Bank through the termination of the Contract. For purposes of paragraph 6 hereafter, the date of termination will be the last day the Officer is an employee of the bank, including the period during which the Officer receives severance pay in lieu of salary.

6. Loyalty; Noncompetition.

(a) The Officer shall devote his full efforts and entire business time to the performance of his duties and responsibilities under this Agreement.

(b) During the term of this Agreement, or any renewals thereof, and for a period of one year after termination, the Officer agrees he will not, within the City of Charlottesville or the Counties of Albemarle or Greene, Virginia, or within 25 miles of any Bank office open or opened during the term of this Agreement, directly or indirectly, own, manage, operate, join, control or participate in the management, operation or control of, or be employed by or connected in any manner with any business which competes with the Bank or any of its subsidiaries without the prior written consent of the Bank; provided, however, that the provisions of this Paragraph shall not apply in the event the Officer terminates his employment with the Bank after the occurrence of a “Termination Event” (as such term is defined in Paragraph 10(b) hereof. Notwithstanding the foregoing, the Officer shall be free, without such consent, to purchase or hold as an investment or otherwise, up to five percent of the outstanding stock or other security of any corporation which has its securities publicly traded on any recognized securities exchange or in any over-the-counter market.

(c) The Officer agrees he will hold in confidence all knowledge or information of a confidential nature with respect to the business of the Bank or any subsidiary received by him during the term of this Agreement and will not disclose or make use of such information without the prior written consent of the Bank. The Officer agrees that he will be liable to the Bank for any damages caused by unauthorized disclosure of such information. Upon termination of his employment, the Officer agrees to return all records or copies thereof of the Bank or any subsidiary in his possession or under his control, which relate to the activities of the Bank or any subsidiary.

(d) The Officer acknowledges that it would not be possible to ascertain the amount of monetary damages in the event of a breach by the Officer under the provisions of this Paragraph 6. The Officer agrees that, in the event of a breach of this Paragraph 6, injunctive relief enforcing the terms of this Paragraph is an appropriate remedy. If the scope of any restriction contained in this Paragraph 6 is determined to be too broad by any court of competent jurisdiction, then such restriction shall be enforced to the maximum extent permitted by law and the Officer consents that the scope of this restriction may be modified judicially.

7. Standards. The Officer agrees to accept and shall perform his managerial duties and responsibilities of President and Chief Executive Officer under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Directors. The Bank will provide the Officer with the working facilities and staff customary for similar executives and necessary for him to perform his duties. As President and CEO, the Executive shall have general supervision over, responsibility for and control over the other officers, agents and employees of the Bank, shall have the power to hire and terminate employees except the Executive Vice President and the chief internal auditor, whose employment and any changes thereto must be approved by the Board. The Officer may accept any elective or appointed positions or offices with any duly recognized associations or organizations whose activities or purposes are closely related to the banking business, so long as said positions are for the purpose of generating good will for the Bank, and the responsibilities of the position do not interfere with the Officer’s responsibilities at the Bank.

8. Termination and Termination Pay.

(a) The Officer’s employment under this Agreement shall be terminated upon the death of the Officer during the term of this Agreement, in which event, the Officer’s estate shall be entitled to receive the compensation due the Officer for a period of thirty (30) days following the date of death.

(b) The Officer’s employment under this Agreement may be terminated at any time by the Officer upon 120 days’ written notice to the Directors. Upon such termination, the Officer shall be entitled to receive full compensation and benefits through the effective date of such termination.

(c) The Directors may terminate the Officer’s employment at any time, but any termination by the Directors, other than termination for Cause, shall not prejudice the Officer’s right to compensation or other benefits under this Agreement. The Bank shall provide written notice specifying the grounds for termination for Cause. The Officer shall have no right to receive compensation or other benefits for any period after termination for Cause. Termination for Cause shall include termination because of the Officer’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties and meet Standards, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding such termination, the obligations under Paragraph 6(c) shall survive any termination of employment.

In the event the Bank gives Notice of Termination of this Agreement, the Officer may elect to resign. In that event, the Officer shall be entitled to one-year severance pay and benefits. Severance pay and benefits payable hereunder will be paid on the normal payroll dates. In the event the Bank gives Notice of Termination not for cause, and the Board of Directors does not rescind the Notice after 120 days, the Officer shall vacate his position and shall thereafter be entitled to one-year severance pay and benefits.

(d) Subject to the Bank’s obligations and the Officer’s rights under state and federal laws, and to the vacation leave, disability leave, sick leave and any other leave policies of the Bank, the Officer’s employment under this Agreement automatically shall be terminated in the event the Officer becomes disabled during the term of this Agreement and it is determined by a physician selected as stated below that the Officer is unable to perform the essential functions of his job under this Agreement for sixty (60) business days or more during any 12-month period. Upon any such termination, the Officer shall be entitled to receive any compensation the Officer shall have earned prior to the date of termination but which remains unpaid, and shall be entitled to any payments provided under any disability income plan of the Bank which is applicable to the Officer.

In the event of any disagreement between the Officer and the Bank as to whether the Officer is physically or mentally incapacitated such as will result in the termination of the Officer’s employment pursuant to this Paragraph 8(d), the question of such incapacity shall be submitted to an impartial physician licensed to practice medicine in Virginia for determination and who will be selected by mutual agreement of the Officer and the Bank, or failing such agreement, by two (2) physicians (one (1) of whom shall be selected by the Bank and the other by the Officer), and such determination of the question of such incapacity by such physician or physicians shall be final and binding on the Officer and the Bank. The Bank shall pay the reasonable fees and expenses of such physician or physicians in making any determination required under this Paragraph 8(d).

9. Additional Regulatory Requirements. Notwithstanding anything contained in this Agreement to the contrary, it is understood and agreed that the Bank (or any of its successors in interest) shall not be required to make any payment or take any action under this Agreement if:

(a) The Bank is declared by any governmental agency having jurisdiction over the Bank (hereinafter referred to as “Regulatory Authority”) to be insolvent, in default or operating in an unsafe or unsound manner; or,

(b) in the reasonable opinion of counsel to the Bank, such payment or action (i) would be prohibited by or would violate any provision of state or federal applicable to the Bank, including, without limitation, the Federal Deposit Insurance Act as now in effect or hereafter amended, (ii) would be prohibited by or would violate any applicable rules, regulations, orders or statements of policy, whether now existing or hereafter promulgated, of any Regulatory Authority, or (iii) otherwise would be prohibited by any Regulatory Authority.

10. Change in Control.

(a) In the event of a termination of the Officer’s employment in connection with a “Change in Control” (as defined in Subparagraph (d) below) of the Bank other than for Cause (as defined in Paragraph 8), the Officer shall be entitled to receive severance pay as set forth in Subparagraph (c) below. Said sum shall be payable as provided in Subparagraph (e) below.

(b) In addition to any rights the Officer might have to terminate this Agreement contained in Paragraph 8, the Officer shall have the right to terminate this Agreement at his option within six months following a Change in Control of the Bank.

(c) In the event that the Officer terminates this Agreement pursuant to this Paragraph 10, the Bank will be obligated to pay or cause to be paid to Officer severance pay in an amount equal to one year’s base salary at his then current salary.

(d) For the purposes of this Agreement, the term Change in Control shall mean any of the following events:

(i) After the effective date of this Agreement, any “person” (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Bank, or acquires control of, in any manner, the election of a majority of the Directors; or

(ii) The Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where the Bank is not the surviving corporation in such transaction; or

(iii) All or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group;

Notwithstanding the other provisions of this Paragraph 10, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, Officer and Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

(e) Such amounts payable pursuant to this Paragraph 10 shall be paid, at the option of the Officer, either in one lump sum or in twelve (12) equal monthly payments following termination of this Agreement.

(f) Following a Change in Control, the Officer shall have six (6) months from the date thereof to terminate this Agreement pursuant to this Paragraph 10. Any such termination shall be deemed to have occurred only upon delivery to the Bank (or to any successor corporation) of written notice of termination which describes the Change in Control and the election of the Officer. If Officer does not so terminate this Agreement within such six-month period, he shall thereafter have no further rights hereunder with respect to the Change in Control except as set forth in paragraph (a) above.

(g) It is the intent of the parties hereto that all payments made pursuant to this Agreement be deductible by the Bank for federal income tax purposes and not result in the imposition of an excise tax on the Officer. Notwithstanding anything contained in this Agreement to the contrary, any payments to be made to or for the benefit of Officer which are deemed to be “parachute payments” as that term is defined in Section 280G of the Code, shall be modified or reduced to the extent deemed to be necessary by the Directors to avoid the imposition of excise taxes on the Officer under Section 4999 of the Code or the disallowance of a deduction to the Bank under Section 280(a) of the Code.

11. Successors and Assigns.

(a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by conversion, merger, purchase or otherwise, all or substantially all of the assets of the Bank.

(b) Since the Bank is contracting for the unique and personal skills of the Officer, the Officer shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining written consent of the Bank.

12. Modification; Waiver; Amendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Officer and on behalf of the Bank by such officer as may be specifically designated by the Directors. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendment or addition to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

13. Applicable Law. This Agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of Virginia, except to the extent that federal law shall be deemed to apply.

14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any prevision shall not affect the validity or enforceability of the other provisions hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

ALBEMARLE FIRST BANK, INC.

By	/s/ JOHN K. TAGGART, III
John K. Taggart, III
Chairman of the Board

OFFICER

/s/ THOMAS M. BOYD, JR.
Thomas M. Boyd, Jr.

EXHIBIT 31.1

CERTIFICATIONS

I, Thomas M. Boyd, Jr., certify that:

1. I have reviewed this amended annual report on Form 10-KSB/A of Albemarle First Bank;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2005

/s/ THOMAS M. BOYD, JR.
Thomas M. Boyd, Jr.
President & CEO

EXHIBIT 31.2

CERTIFICATIONS

I, Kenneth J. Potter, certify that:

1. I have reviewed this amended annual report on Form 10-KSB/A of Albemarle First Bank;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2005

/s/ KENNETH J. POTTER
Kenneth J. Potter
Vice President & CFO

EXHIBIT 32

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the Chief Executive Officer and Chief Financial Officer of Albemarle First Bank, respectively, certify that the amended Annual Report on Form 10-KSB/A for the period ended December 31, 2004, which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Albemarle First Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.

/s/ THOMAS M. BOYD, JR.
Thomas M. Boyd, Jr., President and Chief Executive Officer

/s/ KENNETH J. POTTER
Kenneth J. Potter, Vice President and Chief Financial Officer

April 29, 2005